UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Pursuant to Rule 14a-12
GTECH HOLDINGS CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

In connection with the proposed acquisition referred to herein, GTECH has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will file a definitive proxy statement and other documents with the SEC. We urge shareholders to carefully read the definitive proxy statement and any other documents filed with the SEC when they become available because they contain important information about GTECH, the proposed merger and related matters. A copy of the definitive proxy statement will be sent to shareholders seeking their approval of the proposed merger. Shareholders also will be able to obtain a copy of the definitive proxy statement (when available) and other documents filed by GTECH free of charge at the SEC’s web site, http://www.sec.gov, or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, documents filed by GTECH can be obtained by contacting GTECH at the following address and telephone number: GTECH Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817, Attention: Investor Relations Director, Telephone: 401-392-1000, or from GTECH’s website, http://www.gtech.com/.
GTECH and its officers, directors and certain other employees may be soliciting proxies from GTECH shareholders in favor of the proposed merger and may be deemed to be “participants in the solicitation” under the rules of the SEC. Information regarding GTECH’s directors and executive officers is available in its proxy statement filed with the SEC on June 24, 2005. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement (when it becomes available) relating to the proposed merger.
This document shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer would be unlawful. No securities referred to herein will registered under the U.S. Securities Act of 1933, as amended, and therefore no such securities may be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. No securities referred to herein will be publicly offered in the United States. This document is not a solicitation of a proxy from any security holder of GTECH
Forward-Looking Information
Certain statements contained herein are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. GTECH identifies forward looking statements by words such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” or similar words that refer to the future. Such statements include, without limitation, statements relating to the prospects and financial outlook for GTECH, which reflect management assumptions regarding: (i) the future prospects for and stability of the lottery industry and other businesses in which GTECH is engaged or expects to be engaged, (ii) the future operating and financial performance of GTECH (including, without limitation, expected future growth in revenues, profit margins and earnings per share), and (iii) the ability of GTECH to retain existing business and to obtain and retain new business. Such forward looking statements reflect management’s assessment based on information currently available, but are not guarantees and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward looking statements. These risks and uncertainties include, but are not limited to, those set forth above, in GTECH’s reports on Forms 10-K, 10-Q and 8-K, and other reports and filings with the Securities and Exchange Commission, as well as risks and uncertainties respecting: (i) the potential impact of extensive and evolving government regulations upon GTECH’s business; (ii) the ability of GTECH to continue to retain and extend its existing contracts and win new contracts; (iii) the possibility of slower than expected growth or declines in sales of lottery and gaming goods and services by GTECH or GTECH’s customers; (iv) exposure to foreign currency fluctuations; (v) risks and uncertainties inherent in doing business in foreign jurisdictions; (vi) the relatively large percentage of GTECH’s revenues attributable to a relatively small number of GTECH’s customers; (vii) the possibility of significant fluctuation of quarterly operating results; (viii) the intensity of competition in the lottery and gaming industries; (ix) the possibility of substantial penalties under and/or termination of GTECH’s contracts; (x) the ability of GTECH to respond to technological change and to satisfy the future technological demands of its customers; (xi) opposition to expansion of lottery and gaming; (xii) GTECH’s ability to attract and retain key employees; (xiii) the proposed merger (including, without limitation, the ability to complete the proposed merger) and (xiv) the possibility of adverse determinations in pending legal proceedings.

THE FOLLOWING PRESENTATION RELATES TO A COMPANY MEETING HELD ON APRIL 25, 2006.

Quarterly Update Meeting April 25, 2006

Legal Disclaimer... In connection with the proposed acquisition referred to herein, GTECH has filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") and will file a definitive proxy statement and other documents with the SEC. We urge shareholders to carefully read the definitive proxy statement and any other documents filed with the SEC when they become available because they contain important information about GTECH, the proposed merger and related matters. A copy of the definitive proxy statement will be sent to shareholders seeking their approval of the proposed merger. Shareholders also will be able to obtain a copy of the definitive proxy statement (when available) and other documents filed by GTECH free of charge at the SEC's web site, http://www.sec.gov, or at the SEC's public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, documents filed by GTECH can be obtained by contacting GTECH at the following address and telephone number: GTECH Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817, Attention: Investor Relations Director, Telephone: 401-392-1000, or from GTECH's website, http://www.gtech.com/. GTECH and its officers, directors and certain other employees may be soliciting proxies from GTECH shareholders in favor of the proposed merger and may be deemed to be "participants in the solicitation" under the rules of the SEC. Information regarding GTECH's directors and executive officers is available in its proxy statement filed with the SEC on June 24, 2005. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement (when it becomes available) relating to the proposed merger. This document shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer would be unlawful. No securities referred to herein will registered under the U.S. Securities Act of 1933, as amended, and therefore no such securities may be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. No securities referred to herein will be publicly offered in the United States. This document is not a solicitation of a proxy from any security holder of GTECH.

FY'06 Key Achievements... Win major Lottery procurements in New Jersey, Washington, and Taiwan Execute appropriate contract relationship in Brazil Win major Gaming Solutions procurements in Pennsylvania, Louisiana, and Manitoba Grow year-to-year self-service terminal placements (sales or % of revenue) by 20% Address major content objectives by achieving top 50% performance rankings in key participation markets; Deliver at least 15 lottery games "ready for sale" Deliver major system implementations on line, on time, on budget in Finland, Missouri, Canada (ALC), New Zealand and Ireland Grow year-to-year same store sales by at least 5%-6% Achieve overall gross profit margins of 40% Continue implementation of succession planning to develop leaders to meet strategic objectives Implement new worldwide services model and achieve at least 10% efficiencies Status

FY'06 Highlights... Enjoyed strategic successes in all three verticals Strengthened position as global lottery market leader with new contracts in North Carolina, Pennsylvania (ITVMs), and Thailand Leveraged expertise in central system technology with new video central system contracts in Pennsylvania and Louisiana Leveraged infrastructure and retail footprint with new non-lottery commercial applications in Poland, Colombia, and U.S. Virgin Islands Won a total of 22 new contracts/extensions with total value of approximately $1 billion Developed strategic alliance with Harrah's for joint game development and guaranteed machine placement Licensed THE GAME OF LIFE from Hasbro for branded slot game

FY'06 Highlights... Developed and deployed record number of new games Developed 60 new games "ready for sale" for multiple distribution channels Deployed 35 new/modified games in over 20 jurisdictions around the globe Pick 'n Play was launched in Illinois Licensing activity continues 84 Commercial Gaming licenses issued 13 pending Solid financial performance in both the quarter and the year Revenue was up 3.8% to $1.3 billion Enjoyed significant growth in service revenues, driven by strong increases in same store sales, increased jackpot activity, and higher revenues from Brazil Generated record free cash flow. Returned $74 million to shareholders

FY'06 Highlights... Not exactly a "business as usual" year Company evaluated by private equity & strategic players Increased shareholder value Achieved $35 buyout price from Lottomatica SPA Highest equity price in GTECH history 28th best-managed large company in America - last two years Equity value increase of over 500% since our mid-2000 low Advantages of a strategic transaction Increased value for current shareholders Significantly enhances global scale & financial strength Largest commercial lottery operator in the world A "growth oriented" controlling shareholder

FY'07 Corporate Objectives... Finalize Lottomatica transaction and integration of businesses with minimal disruption of day-to-day activities Win major lottery re-bids in South Africa and the UK, and new procurement in Greece Implement strategic and operational market entry plans for money transfer business, sports betting, and printed products strategy Deliver major system implementations online, on time, and on budget in New Jersey, Pennsylvania, North Carolina, and Mexico Grow year-to-year same store sales by at least 5%-6% Complete reorganization of Global Technology Group. Realize run rate savings of $20M in FY'07 Generate at least $15M of annualized new lottery revenue from implementation of new content Deliver next generation terminal at or below agreed upon cost target Implement corporate intellectual property strategy

Revised Three to Five Year Goals. . . Create superior shareholder value through average annual total return (stock price appreciation plus dividends) of 15%-20% over a rolling three-year period Become the most diversified global gaming company Maintain #1 market share/leadership position in lottery industry Become #2 provider of technology solutions to global gaming industry Grow operating income by 10%-12% annually Provide the highest quality and most reliable transaction processing solutions and industry leading content for maximum player entertainment Maintain system uptime at 99.7% or higher Achieve premium over average efficiency in every participation venue Achieve 25% of Company revenues through diversified growth by end of FY'08 Continue to be an employer of choice by recruiting, retaining, and developing skilled employees

GTECH/Lottomatica Update. . . Mission We will be the world's leading fully-integrated regulated gaming and services company, providing innovation in technology, content, distribution, and integrated service delivery maintaining the highest standards of performance. Lottomatica Transaction Rationale Create a unique gaming combination with "best in class" competencies Lottomatica will be well positioned to bid for new operator opportunities requiring technology and services management across the entire lottery value chain Diversify Lottomatica from single country lottery and services provider to market leader of global gaming portfolio Create leading platform to capture global-growth opportunities in all verticals Leverage scale and expertise to drive revenues and cost synergies Combine two highly experienced management teams Increase capital structure efficiency with continued ability to distribute dividends

Maintain global leadership position in lotteries business Diversify into synergistic verticals Maximize value from combination + Italy SBU Global Services SBU Gaming Solutions SBU Commercial Services SBU Strategy... Lotteries Accelerate same store sales growth Win new jurisdictions Develop / acquire new content Roll-out new distribution platforms Self-service terminals Lottery Inside Interactive channels Gaming Solutions Leverage core lottery business and gaming solutions in VLT business Leverage retail distribution footprint in fragmented Italian market Maximize value of recent strategic alliances (Harrah's, Hasbro) Expand entry into casino market with Atronic Commercial Services Leverage global infrastructure and retail footprint Expand product offering over existing networks Focus on high growth and newly emerging markets Increase visibility of commercial services brands Pursue strategic partnerships to accelerate growth in selected markets

Global Market Leadership and Scale... Note: Terminal figures are approximations and are based on GTECH's and Lottomatica's facility management contracts. Approximations for Lottomatica include 32,000 direct POS and 18,000 stamp duty printers. In addition, GTECH provides approximately 89,000 terminals to its worldwide product sale customers. (1) Management estimate. (2) Of which 51,000 at Lottomatica, broken down between 32,000 direct POS and 19,000 stamp duty printers. North America 44 customers 144,000 online terminals 22,000 gaming terminals 30,000 self-service terminals Latin America and Caribbean 19 customers 40,000 online terminals 700 C/S terminals Africa / Middle East 4 customers 9,000 online terminals Asia/Pacific 10 customers 8,000 online terminals Leading platform to capture global growth opportunities in all verticals 65% of world's addressable population not currently served by online lotteries(1) Substantial growth opportunities in emerging gaming markets 85% of installed lottery terminals not currently leveraged by CS applications

Italy: Enhance Leading Market Position... Lotteries Lotto - achieve Same Store Sales growth of 1% - 2% year-on-year Launch additional Lotto Game/new features Gratta e Vinci - achieve Same Store Sales growth of 15% - 16% year-on-year Instants optimization - price point, game design, and matrix changes Expand distribution and visibility - network from 31k to 48k including GTECH ITVMs Gaming Machines Consolidate presence. Grow revenues by >€40 million (49 million USD) by 2008 Participate in potential concessionaire consolidation Expand value chain presence - Machine Operations Sports Pools and Betting Maintain current revenue contribution of €10 million (12 million USD) annually Commercial Services Grow Revenue by 18-20% year-on-year Expand distribution and product portfolio (e.g. Carta Lis, Money Transfers) Improve visibility of selected points-of-sale Lottomatica Italia Servizi (PuntoLis) Vision: We will consolidate our leadership position in the Italian lottery and gaming markets through innovation and introduction of new content. In addition, we will leverage our footprint to become a leading player in the payment processing market.

Global Services... Same Store Sales Growth Grow Same Store Sales by 5% - 6% year on year Online Games Maintain and expand online game content, e.g. Pick 'n PlayTM, Keno, HotTraxTM Leverage best practices across all lottery jurisdictions (e.g. Matrix changes) Instant Games Expand presence across value chain. Emphasis on Self Service solutions (e.g. ITVMs) Distribution Devices Expand distribution devices - retailer / player operated terminals Introduce Next Generation terminals Retailer Optimization Retailer performance optimization & retailer base expansion Introduce Lottery Inside Rebids and New Markets Win 100% of all re-bids U.K, South Africa, U.S. (Kentucky, New Jersey), Denmark Win 2 new markets each year - Greenfield and Competitive wins U.S. (West Virginia, Pennsylvania, Connecticut), Germany (Hamburg, Lower Saxony), Central America, Russia, Greece, Turkey (Privatization), China National and Provincial lotteries, etc. Retain Technology edge in Enterprise Series(tm) through continuous Innovation Vision: We will continue to be the premier lottery vendor of choice offering a full range of products and services to government-sanctioned lotteries around the world. FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 East 887 1027 964 1002 1048 1049 Global Services SBU Revenue Plan €M 3.4% CAGR

Content Solutions Across All Lottery Channels... Distribution Interactive Wagering Internet ITV Mobile Internet Play Interactive Games & Services Home Based Video Games Mass Media Games Handheld/Mobile Games Instants/Casino Social Space VLT EIL Enhanced Monitor Keno Social Games & Services Video Games Online Instants Adv. Graphics/Decision-Risk Traditional Keno Traditional Retail Self Service Traditional POS Lottery Inside Retail Games & Services Online Instants & Traditional Lottery Traditional Lottery Games Interactivity Content VERY HIGH MODERATE LOW

Gaming Solutions... Participatory Revenue Markets Expand presence in participatory revenue markets Rhode Island: expansion in Lincoln and Newport Delaware: State recently approved an increase in machines / track New York: opening of Yonkers, Vernon Downs & Aqueduct in 2006-2007 Introduce compelling new content through alliances (e.g. Hasbro) Vision: We will become the leading end-to-end solutions provider for Government-sponsored customers and leading provider of content to the Global Gaming industry. FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 East 60 83 247 383 435 457 Gaming Solutions SBU Revenue Plan €M 50.1 CAGR Central System Segment Key deliveries in Louisiana, Pennsylvania, and Manitoba over the next 12 months Wide Area VLT Segment Focus on WinWave terminals to take Spielo through next replacement cycle Key new markets for Spielo - Iceland, Louisiana, South Dakota Commercial Casino Segment Focus on growth in number of units and implementation of server based systems for casinos and opportunities for specialized products and content Accelerate entry into commercial gaming sector through Atronic (50% controlling interest to be acquired on June 30, 2007)

Commercial Services... POLCARD Maintain double digit volume growth in Credit and Debit transactions processing Introduce new products such as Loyalty cards, Stored Value and Issuing processing Vision: We will become a leading aggregator and processor of commercial transactions at retail locations in select segments and geographies. BillBird Achieve Same Store Sales growth > 25% Expand network - from 4,600 growing to 6,000+ Introduce new products such as 'All Bills Solution', Pre-Paid Debit, Money Transfer and Internet Payments Lottery Overlay Markets Expansion of product portfolio such as introduction of Bill Payments in Czech Republic, Barbados, Jamaica, etc. Leverage Lottomatica's product expertise and expand portfolio in current markets - such as Loyalty processing and Stored Value Debit Cards Launch services in new Lottery Overlay markets such as Morocco, Mexico, Colombia, U.K. New Markets Launch Money Transfer product Acquire Electronic Transactions Processing businesses in high growth markets such as European countries, India, South Africa, Turkey FY 2005 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 East 93 96 78 75 83 91 Commercial Services SBU Revenue Plan €M (0.5%) CAGR 9.1% CAGR

Commitment to the Future... Continuity of key operating management of both organizations GTECH continues as its own brand Swap public company owners - largely similar Improved European valuation and investment visibility De Agostini family members investing $1 billion in our Company GTECH and Lottomatica Senior Management will reinvest approximately 50% of after-tax proceeds in Lottomatica stock at rights issue price Encourage employee ownership Focused support of growth goals - we are the growth engine of De Agostini Chapter 2, page 1 begins now - we will write the history

Financial Overview... 2005 PF 2006E 2007E 2008E 2009E 2010E Service Revenues 1470 1581 1635 1733 1798 1849 Product Revenues 153 243 337 469 519 522 Synergies 0 0 0 39 48 56 CAGR 8.4% 2005 PF Italy Global Services Gaming Solutions Commercial Services Synergies 2010E Service Revenues 1623 1623 1815 1976 2371 2371 2427 Product Revenues 192 161 397 2 56 Revenues (€ millions) 2005 - 2010 Revenue Bridge (€ millions) Revenue growth expected to exceed 8% per annum over the next 5 years.

Financial Overview... 2005 PF 2006E 2007E 2008E 2009E 2010E EBITDA 682 721 784 870 930 951 Synergies 0 2 11 43 50 55 EBITDA growth also expected to exceed 8% per annum over the next 5 years. CAGR 8.1% EBITDA(1) (€ millions) 2005 - 2010 EBITDA Bridge (€ millions) (1) (1)2005 Pro Forma EBITDA adjusted for €37 million of non-cash and non-recurring items 2005 PF Italy Global Services Gaming Solutions Commercial Services Net Synergies 2010E Service Revenues 682 682 769 872 970 971 1006 Product Revenues 87 103 98 1 35

Potential New Business Opportunities... Develop Money Transfer capability Both domestically and internationally Expand Instant Ticket value chain and content development Launch Interactive Technology Platform and expand into Interactive Game Content (e.g. Skill Gaming) Enter Sports Betting through lottery customer base and in Greenfield markets New Game Content for Italy (e.g. Keno, Pick 'n Play, EuroMillions, etc.)

Summary... New Lottomatica will enjoy premier market position Global market leadership and scale Diversified international portfolio Stable, visible, recurring core lottery business Lottomatica well positioned to capitalize on exciting growth prospects in global gaming industry Substantial opportunities to pursue new business opportunities Entire company committed to maximizing shareholder value Predictability and visibility of business provides high degree of confidence in achieving business plan Closing targeted for the middle of 2006

Building Excellence Update. . . 10 President Awards 274 Gold Awards 1,637 Silver Awards 1,921 Total Awards Total Award Value - $1.8 million Fiscal Year 2006 Fiscal Year 2005 439 Gold Awards 1,091 Silver Awards 1,530 Total Awards Total Award Value - $1.3 million

Building Excellence Update. . .

- **Celebrating Excellence Around the World**
  - ✓ California – Dinner on the Walk of Fame & Napa Valley
  - ✓ Kentucky – Dinner Cruise
  - ✓ Morocco – Cocktail Party
  - ✓ Poland – 15 year GRYTEK Celebration & 25 Year GTECH Celebration
  - ✓ Rhode Island – Cookout, Ice Cream Social, Presidents Award Gala
  - ✓ Sri Lanka – Cricket Match
  - ✓ Texas – Building Excellence Over Burgers
  - ✓ Turkey – Employee Dinner
  - ✓ Moncton – Spielo Scavenger Hunt
  - ✓ Arizona – Dinner & Comedy Club
  - ✓ Jamaica – Dinner & Entertainment





23

GTECH

Quarterly Update Meeting April 25, 2006